CAVANAL HILL FUNDS

Supplement dated February 28, 2014
to the
Cavanal Hill Opportunistic Fund Prospectus
(A Shares, No-Load Investor Shares, Institutional Shares)
dated December 31, 2013

This Supplement provides updated information regarding the expense cap applicable to Opportunistic Fund shares and supersedes any information to the contrary in the Cavanal Hill Opportunistic Fund Prospectus dated December 31, 2013 (“Prospectus”).

Change in Adviser Contractual Waiver

At a meeting of the Board of Trustee (the “Board”) of the Cavanal Hill Funds (the “Trust”) held on February 13, 2014, the Board approved a reduction in the expense cap applicable to the Opportunistic Fund from 1.64% to 1.52%, as agreed to in the Investment Advisory Agreement between the Funds and Cavanal Hill Investment Management, Inc.

Effective immediately, the following information replaces the information contained in the “Fees and Expenses of the Fund” and “Example” portions of the Opportunistic Fund Prospectus (all other information contained in the Prospectus remains unchanged).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a lower shareholder fee depending upon the amount that you invest. More information is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Only)” in the prospectus and in the section “Additional Purchase and Redemption Information” of the statement of additional information.

Shares

Shareholder Fees (fees paid directly from your investment)	A Shares	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, for shares held less than 12 months)	1.00%*	None	None
*	On shares purchased without an initial sales charge and redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	Investor Shares	Institutional Shares
Management Fees	1.35%	1.35%	1.35%
Distribution/Service (12b-1) Fees	0.25%	0.25%	—
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Other Expenses	1.61%	1.61%	1.61%
Total Other Expenses	1.71%	1.86%	1.86%
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	3.49%	3.64%	3.39%
Less Fee Waivers‡	-1.54%	-1.69%	-1.69%
Total Annual Fund Operating Expenses After Fee Waivers	1.95%	1.95%	1.70%
‡	The Adviser has contractually agreed to waive or assume certain expenses so that the common expenses (other than extraordinary expense and Acquired Fund Fees and Expenses) for each Class do not exceed 1.52% plus class-specific fees until February 28, 2015. The Administrator has contractually agreed to waive 0.10% of its Administrator Fees. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through February 28, 2015 and may be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Year	5 Year	10 Year
A Shares	$737	$1,427	$2,138	$4,012
Investor Shares	$198	$958	$1,740	$3,788
Institutional Shares	$173	$885	$1,619	$3,562

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.